UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 10, 2024

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 10, 2024, the Board of Directors (the “Board”) of Myriad Genetics, Inc. (the "Company") approved an increase in the size of the Board from eight to nine members and appointed Mark S. Davis to fill the newly created vacancy, effective immediately, to serve as a Class I Director with a term expiring at the Company's 2027 Annual Meeting of Stockholders. The Board has determined that Mr. Davis (i) meets the independence requirements of the Securities and Exchange Commission ("SEC") and Nasdaq Stock Market Rules and (ii) is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Board appointed Mr. Davis to serve on the Audit and Finance Committee of the Board, effective immediately.

Mr. Davis will be compensated for his service as director on the same basis as other non-employee directors of the Company, as more fully described in the Company's non-employee director compensation policy (the “Non-Employee Director Compensation Policy”), a copy of which has been filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 and incorporated by reference herein, as well as the “Director Compensation” section of the Company's definitive proxy statement for the 2024 Annual Meeting of Stockholders filed with the SEC on April 17, 2024. Pursuant to the Non-Employee Director Compensation Policy, in connection with his appointment to the Board, Mr. Davis was granted a restricted stock unit award for shares of Company common stock having an aggregate value of $350,000. The foregoing grant will vest one year following the grant date. Mr. Davis also entered into the Company's standard indemnification agreement for directors.

There are no arrangements or understandings between Mr. Davis and any other person pursuant to which he was selected to serve on the Board, and Mr. Davis is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

On December 10, 2024, the Company issued a press release announcing the appointment of Mr. Davis to the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, Dated December 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: December 10, 2024	By:	/s/ Scott J. Leffler
Scott J. Leffler
Chief Financial Officer